 March 10, 2005

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      Pruco Life Flexible Premium Variable Annuity Account
                  (File No. 811-07325)

|X|      SP Advisor Variable Annuity
                      (File No.:  333-52780)
|X|      SP Annuity One/Plus Variable Annuity
|X|      SP Annuity One 3/Plus 3 Variable Annuity
                      (File No.:  333-37728)
|X|      SP FlexElite Variable Annuity
                      (File No.:  333-75702
|X|      SP Select Variable Annuity
                      (File No.:  333-52754)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Flexible Premium Variable Annuity Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2004 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Evergreen Variable Annuity Trust -- Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund; Janus Aspen Series -- Growth (Service Shares); The Prudential Series Fund, Inc. -- Global Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Technology, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP LSV International Value Portfolio, SP Growth Asset Allocation Portfolio, SP State Street Research Small Cap Growth, SP William Blair International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Goldman Sachs Small Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio.
Filer/ Entity:             Evergreen Variable Annuity Trust Fund
Registration No.:          811- 08716
CIK No.                    0000928754
Accession No.:             0000936772-05-000079
Date of Filing:            03/07/2005

Filer/Entity:              Janus Aspen Series
Registration No.:          811-07736
CIK No.:                   0000906185
Accession No.:             0000906185-05-000003
Date of Filing:            02/25/2005

Filer/Entity               The Prudential Series Fund, Inc.
Registration No.:          811-03623
CIK No.                    0000711175
Accession No.:             0001193125-05-045678
Date of Filing:            3/10/2005
If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague
C. Christopher Sprague
Vice President, Corporate Counsel